UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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Rowan Companies, Inc.

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information ROWAN COMPANIES, INC. Meeting Type: Annual For holders as of: 03/09/09 Date: 05/05/09 Time: 9:00 a.m., Central Time Location: The Beacon Room Williams Tower, 62nd floor 2800 Post Oak Boulevard Houston, TX 77056 You are receiving this communication because you hold shares in the company named above. ROWAN COMPANIES, INC. This is not a ballot. You cannot use this notice to vote 2800 POST OAK BOULEVARD SUITE 5450 these shares. This communication presents only an HOUSTON, TX 77056 overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before April 21, 2009. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available R1RWN2 and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends a vote “FOR” each nominee in item 1 and “FOR” Items 2 and 3. 1. ELECTION OF DIRECTORS Nominees: 01) Thomas R. Hix 02) Robert E. Kramek 03) Frederick R. Lausen 04) Lawrence J. Ruisi 2. Approve the 2009 Rowan Companies, Inc. Incentive Plan. 3. Ratify the appointment of Deloitte Touche LLP as independent auditors for the fiscal year ended December 31, 2009.

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